Exhibit 99.1

Press Release — For Immediate Release
July 20, 2015

Penns Woods Bancorp, Inc. Reports Second Quarter 2015 Operating Earnings

Williamsport, PA — July 20, 2015 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc. continued its solid earnings and growth achieving net income of $6,788,000 for the six months ended June 30, 2015 resulting in basic and dilutive earnings per share of $1.42.

Highlights

•
Net income from core operations (“operating earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains and bank owned life insurance gains on death benefits, decreased to $3,088,000 for the three months ended June 30, 2015 compared to $3,142,000 for the same period of 2014.  Net income from core operations decreased slightly to $6,007,000 for the six months ended June 30, 2015 compared to $6,177,000 for the same period of 2014. Impacting the three and six months ended June 30, 2015 compared to 2014 were an increase in the provision for loan losses of $300,000 and $515,000 due to the level of charge-offs and significant loan portfolio growth. In addition, the investment portfolio has declined $48,557,000 from June 30, 2014 to June 30, 2015 as part of our strategy to position the balance sheet for a rising rate environment.

•
Operating earnings per share for the three months ended June 30, 2015 and 2014 were $0.65 for both basic and dilutive.  Operating earnings per share for the six months ended June 30, 2015 were $1.25 basic and dilutive compared to $1.28 basic and dilutive for the same period of 2014.

•
Return on average assets was 1.07% for the three months ended June 30, 2015 compared to 1.13% for the corresponding period of 2014.  Return on average assets was 1.07% for the six months ended June 30, 2015 compared to 1.14% for the corresponding period of 2014.

•
Return on average equity was 10.05% for the three months ended June 30, 2015 compared to 10.29% for the corresponding period of 2014.  Return on average equity was 9.90% for the six months ended June 30, 2015 compared to 10.43% for the corresponding period of 2014.

“The six months ended June 30, 2015 have been eventful for the Penns Woods family. We continue to experience year over year double digit loan growth as we emphasis the addition of quality earning assets. In addition, the deposit portfolio has crossed the billion dollar mark with the growth being directly linked to the high level of professionalism and customer service provided by our employees. Our branch network will be expanding in the latter part of the year as we look forward to the opening of our new branch in Lewisburg and the relocation of our Spring Mills branch,” said Richard A. Grafmyre, CFP®, President and CEO.

A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share, described in the highlights, to the comparable GAAP financial measures is included at the end of this press release.

Net Income

Net income, as reported under GAAP, for the three and six months ended June 30, 2015 was $3,433,000 and $6,788,000 compared to $3,463,000 and $6,932,000 for the same period of 2014.  Results for the three and six months ended June 30, 2015 compared to 2014 were impacted by an increase in after-tax securities gains of $24,000 (from a gain of $321,000 to a gain of $345,000) for the three month periods and an increase in the after-tax securities gains of $200,000 (from a gain of $581,000 to a gain of $781,000) for the six month periods.  In addition, a gain of $174,000 on death benefits related to bank owned life insurance was recorded during the first quarter of 2014.  Basic and dilutive earnings per share for the three and six months ended June 30, 2015 were $0.72 and $1.42 compared to $0.72 and $1.44 for the corresponding periods of 2014.  Return on average assets and return on average equity were 1.07% and 10.05% for the three months ended June 30, 2015 compared to 1.13% and 10.29% for the corresponding period of 2014. Return on average assets and return on average equity were 1.07% and 9.90% for the six months ended June 30, 2015 compared to 1.14% and 10.43% for the corresponding period of 2014.

Net Interest Margin

The net interest margin for the three and six months ended June 30, 2015 was 3.64% and 3.66% compared to 3.84% and 3.88% for the corresponding periods of 2014.  The decline in the net interest margin was driven by a decreasing yield on the loan and investment portfolios due to the continued low rate environment. The impact of the declining earning asset yield and decreasing investment portfolio balance was partially offset by a 14.19% growth in gross loans from June 30, 2014 to June 30, 2015 resulting in net interest income remaining flat compared to the comparable three month period of 2014. The loan growth was funded by an increase in core deposits, decrease in the investment portfolio, and an increase in borrowings.  Core deposits represent a lower cost funding source than time deposits and comprise 78.16% of total deposits at June 30, 2015 and 77.30% at June 30, 2014.  Limiting the positive impact on the net margin caused by the growth in core deposits was the lengthening of the time deposit portfolio as part of our strategy to prepare the balance sheet for a rising rate environment.

“As with industry trends, the net interest margin continues to decrease each quarter by several basis points do to the low rate environment which is resulting in a decrease in the earning asset portfolio yield. Our focus on increasing the earning asset portfolio by adding quality short and intermediate term loans such as home equity loans, even though these new earning assets are at lower yields than legacy assets, has resulted in net interest income remaining flat. Interest and market risk within the investment portfolio continues to be reduced as the portfolio is being actively managed. We continue to follow our strategy of selling long-term municipal bonds that had a maturity date of 2025 or later and securities with a call date within five years.  The strategic selling of bonds has provided funding that has been deployed primarily into loans with limited reinvestment into intermediate term corporate bonds and short and intermediate term municipal bonds.  These actions do negatively impact current earnings, but the actions play a key role in our long-term asset liability management strategy as the earning asset portfolio is shortened to better prepare for a rising rate environment,” commented President Grafmyre.

Assets

Total assets increased $68,965,000 to $1,291,812,000 at June 30, 2015 compared to June 30, 2014.  Net loans increased $119,092,000 to $966,613,000 at June 30, 2015 compared to June 30, 2014 primarily due to campaigns related to increasing home equity product market share during 2014 and 2015 and growth in the commercial portfolio.  The investment portfolio decreased $48,557,000 from June 30, 2014 to June 30, 2015 due to our strategy to reduce the investment portfolio duration through the selective selling of bonds as opportunities develop. The combination of loan portfolio growth and a decrease in the size of the investment portfolio has resulted in a shortening of the overall earning asset portfolio duration consistent with a strategy to reduce the interest rate and market risk exposure to a rising rate environment.

Non-performing Loans

The non-performing loans to total loans ratio decreased to 0.99% at June 30, 2015 from 1.40% at June 30, 2014.  The ratio decreased due to a decrease in non-performing loans and an increase in total loans from June 30, 2014 to June 30, 2015. The decrease in non-performing loans to $9,689,000 at June 30, 2015 from $11,979,000 at June 30, 2014 is primarily the result of a large commercial real estate loan that was removed from non-accrual status due to improved company performance and a solid payment history.  The majority of non-performing loans are centered on several loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses.  Net loan charge-offs of $614,000 for the six months ended June 30, 2015 negatively impacted the allowance for loan losses which was 1.15% of total loans at June 30, 2015. The majority of the loans charged-off had a specific allowance within the allowance for loan losses.

Deposits

Deposits increased $25,642,000 to $1,007,468,000 at June 30, 2015 compared to June 30, 2014. Core deposits (total deposits excluding time deposits) increased $28,453,000, while higher cost time deposits decreased $2,811,000 due to our commitment to building complete banking relationships with our customers.  Noninterest-bearing deposits increased $15,744,000 to $244,502,000 at June 30, 2015 compared to June 30, 2014.  Driving this growth is our commitment to easy-to-use products, community involvement, and emphasis on customer service. While deposit gathering efforts have centered on core deposits, the lengthening of the time deposit portfolio is in process as part of the strategy to build balance sheet protection in a rising rate environment.

Shareholders’ Equity

Shareholders’ equity decreased $804,000 to $134,998,000 at June 30, 2015 compared to June 30, 2014.  The change from accumulated other comprehensive income of $635,000 at June 30, 2014 to accumulated other comprehensive loss of $3,170,000 at June 30, 2015 is primarily a result of a decrease in unrealized gains on available for sale securities from an unrealized gain of $3,360,000 at June 30, 2014 to an unrealized gain of $1,374,000 at June 30, 2015.  The amount of accumulated other comprehensive loss at June 30, 2015 was also impacted by the change in net excess of the projected benefit obligation over the market value of the plan assets of the defined benefit pension plan resulting in an increase in the net loss of $1,819,000 to $4,544,000 at June 30, 2015.  The current level of shareholders’ equity equates to a book value per share of $28.33 at June 30, 2015 compared to $28.17 at June 30, 2014 and an equity to asset ratio of 10.45% at June 30, 2015 compared to 11.11% at June 30, 2014.  Excluding goodwill and intangibles, book value per share was $24.47 at June 30, 2015 compared to $24.29 at June 30, 2014.  Dividends declared for each of the three and six months ended June 30, 2015 and 2014 were $0.47 and $0.94 per share.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates fourteen branch offices providing financial services in Lycoming, Clinton, Centre, and Montour Counties, and Luzerne Bank, which operates eight branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Richard A. Grafmyre, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	e-mail: pwod@pwod.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	June 30,
(In Thousands, Except Share Data)	2015	2014	% Change
ASSETS
Noninterest-bearing balances	$20,428	$22,905	(10.81)%
Interest-bearing balances in other financial institutions	1,441	1,962	(26.55)%
Total cash and cash equivalents	21,869	24,867	(12.06)%

Investment securities, available for sale, at fair value	214,312	263,026	(18.52)%
Investment securities, trading	157	—	100.00%
Loans held for sale	2,107	1,827	15.33%
Loans	977,878	856,332	14.19%
Allowance for loan losses	(11,265)	(8,811)	27.85%
Loans, net	966,613	847,521	14.05%
Premises and equipment, net	20,816	21,007	(0.91)%
Accrued interest receivable	3,706	4,235	(12.49)%
Bank-owned life insurance	26,327	25,601	2.84%
Investment in limited partnerships	1,229	1,891	(35.01)%
Goodwill	17,104	17,104	—%
Intangibles	1,294	1,621	(20.17)%
Deferred tax asset	8,772	6,807	28.87%
Other assets	7,506	7,340	2.26%
TOTAL ASSETS	$1,291,812	$1,222,847	5.64%

LIABILITIES
Interest-bearing deposits	$762,966	$753,068	1.31%
Noninterest-bearing deposits	244,502	228,758	6.88%
Total deposits	1,007,468	981,826	2.61%

Short-term borrowings	59,026	21,926	169.21%
Long-term borrowings	75,426	71,202	5.93%
Accrued interest payable	410	399	2.76%
Other liabilities	14,484	11,692	23.88%
TOTAL LIABILITIES	1,156,814	1,087,045	6.42%

SHAREHOLDERS’ EQUITY
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $8.33, 15,000,000 shares authorized; 5,003,757 and 5,001,222 shares issued	41,698	41,676	0.05%
Additional paid-in capital	49,933	49,846	0.17%
Retained earnings	55,397	49,955	10.89%
Accumulated other comprehensive (loss) income:
Net unrealized gain on available for sale securities	1,374	3,360	(59.11)%
Defined benefit plan	(4,544)	(2,725)	(66.75)%
Treasury stock at cost, 238,478 and 180,596 shares	(8,860)	(6,310)	40.41%
TOTAL SHAREHOLDERS’ EQUITY	134,998	135,802	(0.59)%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,291,812	$1,222,847	5.64%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended June 30,			Six Months Ended June 30,
(In Thousands, Except Per Share Data)	2015	2014	% Change	2015	2014	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$9,752	$8,912	9.43%	$19,075	$17,725	7.62%
Investment securities:
Taxable	885	1,406	(37.06)%	1,899	2,864	(33.69)%
Tax-exempt	744	892	(16.59)%	1,511	1,823	(17.11)%
Dividend and other interest income	148	147	0.68%	441	274	60.95%
TOTAL INTEREST AND DIVIDEND INCOME	11,529	11,357	1.51%	22,926	22,686	1.06%

INTEREST EXPENSE:
Deposits	785	741	5.94%	1,528	1,499	1.93%
Short-term borrowings	28	12	133.33%	47	27	74.07%
Long-term borrowings	494	473	4.44%	1,018	942	8.07%
TOTAL INTEREST EXPENSE	1,307	1,226	6.61%	2,593	2,468	5.06%

NET INTEREST INCOME	10,222	10,131	0.90%	20,333	20,218	0.57%

PROVISION FOR LOAN LOSSES	600	300	100.00%	1,300	785	65.61%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,622	9,831	(2.13)%	19,033	19,433	(2.06)%

NON-INTEREST INCOME:
Service charges	598	607	(1.48)%	1,151	1,202	(4.24)%
Securities gains, available for sale	526	487	8.01%	1,187	880	34.89%
Securities losses, trading	(4)	—	(100.00)%	(4)	—	(100.00)%
Bank-owned life insurance	171	181	(5.52)%	359	551	(34.85)%
Gain on sale of loans	482	421	14.49%	781	711	9.85%
Insurance commissions	204	283	(27.92)%	438	703	(37.70)%
Brokerage commissions	294	251	17.13%	539	522	3.26%
Other	786	699	12.45%	1,866	1,571	18.78%
TOTAL NON-INTEREST INCOME	3,057	2,929	4.37%	6,317	6,140	2.88%

NON-INTEREST EXPENSE:
Salaries and employee benefits	4,301	4,167	3.22%	8,771	8,670	1.16%
Occupancy	564	552	2.17%	1,192	1,182	0.85%
Furniture and equipment	643	648	(0.77)%	1,238	1,319	(6.14)%
Pennsylvania shares tax	243	262	(7.25)%	467	506	(7.71)%
Amortization of investments in limited partnerships	166	166	—%	331	331	—%
Federal Deposit Insurance Corporation deposit insurance	230	201	14.43%	445	379	17.41%
Marketing	145	126	15.08%	274	236	16.10%
Intangible amortization	80	88	(9.09)%	162	180	(10.00)%
Other	2,049	2,212	(7.37)%	4,009	4,262	(5.94)%
TOTAL NON-INTEREST EXPENSE	8,421	8,422	(0.01)%	16,889	17,065	(1.03)%
INCOME BEFORE INCOME TAX PROVISION	4,258	4,338	(1.84)%	8,461	8,508	(0.55)%
INCOME TAX PROVISION	825	875	(5.71)%	1,673	1,576	6.15%
NET INCOME	$3,433	$3,463	(0.87)%	$6,788	$6,932	(2.08)%

EARNINGS PER SHARE - BASIC AND DILUTED	$0.72	$0.72	—%	$1.42	$1.44	(1.39)%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND DILUTED	4,779,687	4,820,193	(0.84)%	4,790,536	4,819,886	(0.61)%
DIVIDENDS DECLARED PER SHARE	$0.47	$0.47	—%	$0.94	$0.94	—%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	June 30, 2015			June 30, 2014
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$39,977	$388	3.89%	$26,040	$286	4.41%
All other loans	921,769	9,496	4.13%	805,971	8,723	4.34%
Total loans	961,746	9,884	4.12%	832,011	9,009	4.34%

Federal funds sold	—	—	—%	128	—	—%

Taxable securities	130,730	1,030	3.15%	175,374	1,540	3.51%
Tax-exempt securities	87,509	1,127	5.15%	98,589	1,352	5.66%
Total securities	218,239	2,157	3.95%	273,963	2,892	4.27%

Interest-bearing deposits	3,781	3	0.32%	14,396	13	0.36%

Total interest-earning assets	1,183,766	12,044	4.08%	1,120,498	11,914	4.27%

Other assets	98,039			105,066

TOTAL ASSETS	$1,281,805			$1,225,564

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$143,305	14	0.04%	$141,837	20	0.06%
Super Now deposits	187,828	124	0.26%	189,473	150	0.32%
Money market deposits	209,624	143	0.27%	211,788	138	0.26%
Time deposits	220,851	504	0.92%	225,548	433	0.77%
Total interest-bearing deposits	761,608	785	0.41%	768,646	741	0.39%

Short-term borrowings	39,166	28	0.28%	15,422	11	0.29%
Long-term borrowings	81,924	494	2.39%	71,202	474	2.63%
Total borrowings	121,090	522	1.71%	86,624	485	2.22%

Total interest-bearing liabilities	882,698	1,307	0.59%	855,270	1,226	0.57%

Demand deposits	244,205			220,975
Other liabilities	18,231			14,651
Shareholders’ equity	136,671			134,668

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,281,805			$1,225,564
Interest rate spread			3.49%			3.70%
Net interest income/margin		$10,737	3.64%		$10,688	3.84%

	Three Months Ended June 30,
	2015	2014
Total interest income	$11,529	$11,357
Total interest expense	1,307	1,226
Net interest income	10,222	10,131
Tax equivalent adjustment	515	557
Net interest income (fully taxable equivalent)	$10,737	$10,688

	Six Months Ended
	June 30, 2015			June 30, 2014
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$38,303	$771	4.06%	$26,714	$592	4.47%
All other loans	906,693	18,566	4.13%	798,552	17,334	4.38%
Total loans	944,996	19,337	4.13%	825,266	17,926	4.38%

Federal funds sold	—	—	—%	344	—	—%

Taxable securities	137,041	2,333	3.40%	176,046	3,116	3.54%
Tax-exempt securities	87,667	2,289	5.22%	97,864	2,762	5.64%
Total securities	224,708	4,622	4.11%	273,910	5,878	4.29%

Interest-bearing deposits	5,152	7	0.27%	10,000	22	0.44%

Total interest-earning assets	1,174,856	23,966	4.11%	1,109,520	23,826	4.32%

Other assets	97,043			105,718

TOTAL ASSETS	$1,271,899			$1,215,238

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$142,537	29	0.04%	$140,803	51	0.07%
Super Now deposits	189,125	253	0.27%	183,174	307	0.34%
Money market deposits	207,446	279	0.27%	209,314	272	0.26%
Time deposits	218,824	967	0.89%	228,846	869	0.77%
Total interest-bearing deposits	757,932	1,528	0.41%	762,137	1,499	0.40%

Short-term borrowings	33,728	47	0.28%	17,749	27	0.31%
Long-term borrowings	82,961	1,018	2.44%	71,202	942	2.63%
Total borrowings	116,689	1,065	1.82%	88,951	969	2.17%

Total interest-bearing liabilities	874,621	2,593	0.59%	851,088	2,468	0.58%

Demand deposits	242,488			216,588
Other liabilities	17,687			14,642
Shareholders’ equity	137,103			132,920

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,271,899			$1,215,238
Interest rate spread			3.52%			3.74%
Net interest income/margin		$21,373	3.66%		$21,358	3.88%

	Six Months Ended June 30,
	2015	2014
Total interest income	$22,926	$22,686
Total interest expense	2,593	2,468
Net interest income	20,333	20,218
Tax equivalent adjustment	1,040	1,140
Net interest income (fully taxable equivalent)	$21,373	$21,358

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Operating Data
Net income	$3,433	$3,355	$2,883	$4,793	$3,463
Net interest income	10,222	10,111	10,208	10,218	10,131
Provision for loan losses	600	700	1,605	460	300
Net security gains	522	661	490	2,145	487
Non-interest income, ex. net security gains	2,535	2,599	2,954	2,779	2,442
Non-interest expense	8,421	8,468	8,512	8,313	8,422

Performance Statistics
Net interest margin	3.64%	3.69%	3.73%	3.78%	3.83%
Annualized return on average assets	1.07%	1.06%	0.93%	1.56%	1.13%
Annualized return on average equity	10.05%	9.76%	8.33%	13.95%	10.29%
Annualized net loan charge-offs to average loans	0.07%	0.20%	0.12%	0.01%	—%
Net charge-offs	161	453	276	21	9
Efficiency ratio	65.3%	66.0%	64.0%	63.3%	66.3%

Per Share Data
Basic earnings per share	$0.72	$0.70	$0.60	$0.99	$0.72
Diluted earnings per share	0.72	0.70	0.60	0.99	0.72
Dividend declared per share	0.47	0.47	0.47	0.47	0.47
Book value	28.33	28.57	28.30	28.49	28.17
Common stock price:
High	48.28	48.91	49.26	48.79	48.37
Low	41.84	44.41	42.18	42.25	43.21
Close	44.09	48.91	49.26	42.25	47.10
Weighted average common shares:
Basic	4,780	4,802	4,805	4,820	4,820
Fully Diluted	4,780	4,802	4,805	4,820	4,820
End-of-period common shares:
Issued	5,004	5,003	5,003	5,002	5,001
Treasury	238	207	198	192	181

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Financial Condition Data:
General
Total assets	$1,291,812	$1,268,833	$1,245,011	$1,227,122	$1,222,847
Loans, net	966,613	933,044	905,000	881,477	847,521
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	1,294	1,373	1,456	1,538	1,621
Total deposits	1,007,468	996,489	981,419	989,128	981,826
Noninterest-bearing	244,502	246,231	243,378	232,588	228,758

Savings	143,415	143,222	139,278	141,170	141,362
NOW	188,092	186,788	177,970	183,056	176,066
Money Market	211,412	204,352	204,535	213,725	212,782
Time Deposits	220,047	215,896	216,258	218,589	222,858
Total interest-bearing deposits	762,966	750,258	738,041	756,540	753,068

Core deposits*	787,421	780,593	765,161	770,539	758,968
Shareholders’ equity	134,998	137,004	135,967	137,004	135,802

Asset Quality
Non-performing assets	$9,689	$11,157	$12,248	$12,294	$11,979
Non-performing assets to total assets	0.75%	0.88%	0.98%	1.00%	0.98%
Allowance for loan losses	11,265	10,826	10,579	9,250	8,811
Allowance for loan losses to total loans	1.15%	1.15%	1.16%	1.04%	1.03%
Allowance for loan losses to non-performing loans	116.27%	97.03%	86.37%	75.24%	73.55%
Non-performing loans to total loans	0.99%	1.18%	1.34%	1.38%	1.40%

Capitalization
Shareholders’ equity to total assets	10.45%	10.80%	10.92%	11.16%	11.11%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in Thousands, Except Per Share Data)	2015	2014	2015	2014
GAAP net income	$3,433	$3,463	$6,788	$6,932
Less: net securities and bank-owned life insurance gains, net of tax	345	321	781	755
Non-GAAP operating earnings	$3,088	$3,142	$6,007	$6,177

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Return on average assets (ROA)	1.07%	1.13%	1.07%	1.14%
Less: net securities and bank-owned life insurance gains, net of tax	0.11%	0.10%	0.13%	0.12%
Non-GAAP operating ROA	0.96%	1.03%	0.94%	1.02%

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Return on average equity (ROE)	10.05%	10.29%	9.90%	10.43%
Less: net securities and bank-owned life insurance gains, net of tax	1.01%	0.96%	1.14%	1.14%
Non-GAAP operating ROE	9.04%	9.33%	8.76%	9.29%

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Basic earnings per share (EPS)	$0.72	$0.72	$1.42	$1.44
Less: net securities and bank-owned life insurance gains, net of tax	0.07	0.07	0.17	0.16
Non-GAAP basic operating EPS	$0.65	$0.65	$1.25	$1.28

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Dilutive EPS	$0.72	$0.72	$1.42	$1.44
Less: net securities and bank-owned life insurance gains, net of tax	0.07	0.07	0.17	0.16
Non-GAAP dilutive operating EPS	$0.65	$0.65	$1.25	$1.28